SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS
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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                           VARIABLE SEPARATE ACCOUNT
         Polaris Preferred Solution Variable Annuity dated May 1, 2017
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       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                         FS VARIABLE SEPARATE ACCOUNT
         Polaris Preferred Solution Variable Annuity dated May 1, 2017
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THE FOLLOWING REPLACES THE FIRST PARAGRAPH UNDER SEPARATE ACCOUNT CHARGES IN
THE EXPENSES SECTION OF THE PROSPECTUS:

The annualized Separate Account Charge is 1.00% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

THE FOLLOWING REPLACES THE SEPARATE ACCOUNT ANNUAL EXPENSES FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2017 TABLE ON PAGE G-1 OF APPENDIX G OF THE
PROSPECTUS:

SEPARATE ACCOUNT ANNUAL EXPENSES FOR CONTRACTS
ISSUED PRIOR TO MAY 1, 2017
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)
Separate Account Charge........................      1.15%
Maximum Anniversary Value Death Benefit Fee, if
   Elected.....................................      0.25%
Early Access* Fee, if elected..................      0.40%
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MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES.......      1.80%
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*  The Early Access feature is available on contracts issued on or after May 2, 2016.




Dated: September 13, 2017

Please keep this Supplement with your Prospectus